Morgan Stanley Institutional Fund, Inc.
Global Insight Portfolio

Prospectus   |   June 11, 2021

Share Class	Ticker Symbol
Class IS	MGZZX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

IFIGIISPRO

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Insight Portfolio

Investment Objective
The Global Insight Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell Class IS shares of the Fund. The Fund does not charge any sales loads or other fees when you purchase Class IS shares. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IS
Advisory Fee[1]	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses[2]	14.01%
Total Annual Fund Operating Expenses[3]	14.81%
Fee Waiver and/or Expense Reimbursement[3]	13.86%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.95%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example below assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IS	$97	$2,884	$5,151	$9,137

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IS	$97	$2,884	$5,151	$9,137
1	“Advisory Fee” includes the management fee of a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to waive or credit a portion of the advisory fee in an amount equal to the management fee paid to the Adviser by the Subsidiary.
2	“Other Expenses” include estimated expenses of the Fund’s most recent fiscal year and estimated expenses of the Subsidiary.
3	The Fund’s Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expense (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year from the date of this prospectus or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in established and emerging companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser typically invests in unique companies it believes have sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Insight Portfolio (Con’t)

The Adviser actively integrates sustainability into the investment process by using environmental, social and governance (“ESG”) factors as a lens for additional fundamental research, which can contribute to investment decision-making. The Adviser seeks to understand how environmental and social initiatives within companies can create value by strengthening durable competitive advantages, creating growth opportunities, driving profitability and/or aligning with secular growth trends. The Adviser generally engages with company management teams to discuss their ESG practices, with the aim of identifying how sustainability themes present opportunities and risks that can be material to the value of the security over the long-term. Other aspects of the investment process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment on long-term value creation. The Adviser does not treat ESG as a deterministic, reductive screen, nor as a portfolio construction tool layered on top of a passive vehicle.
The Fund may invest in foreign securities, which may include emerging market securities. Under normal market conditions, the Fund typically invests at least 40% of its total assets in the securities of issuers located outside of the United States, unless the Adviser determines, in its sole discretion, that conditions are not favorable. If the Adviser determines that conditions are not favorable, the Fund may invest under 40% of its total assets in the securities of issuers located outside the United States, provided that the Fund will not invest less than 30% of its total assets in such securities except for temporary defensive purposes. In addition, under normal market conditions, the Fund invests in the securities of issuers from at least three different countries, which may include the United States.
The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Insight Portfolio (Con’t)

other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Private Placements and Restricted Securities. The Fund’s investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions.

•	Focused Investing. To the extent that the Fund invests in a limited number of issuers, the Fund will be more susceptible to negative events affecting those issuers and a decline in the value of a particular instrument may cause the Fund’s overall value to decline to a greater degree than if the Fund were invested more widely.

•	Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s Class I shares’ average annual returns for the past one, five and ten year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.
Annual Total Returns—Calendar Years

The year-to-date total return as of March 31, 2021 was -4.82%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Insight Portfolio (Con’t)

High Quarter	06/30/20	57.81%
Low Quarter	12/31/18	-14.69%
Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 12/28/2010)
Return Before Taxes[1]	94.98%	27.94%	19.09%	19.09%
Return After Taxes on Distributions[2]	93.40%	26.59%	17.66%	17.65%
Return After Taxes on Distributions and Sale of Fund Shares	57.33%	22.70%	15.69%	15.68%
Class IS
Return Before Taxes[1]	N/A	N/A	N/A	N/A
MSCI All Country World Net Index (reflects no deduction for fees, expenses or taxes)[3]	16.25%	12.26%	9.13%	9.19%[4]
Lipper Global Multi-Cap Growth Funds Index (reflects no deduction for taxes)[5]	36.37%	16.21%	10.95%	11.01%[4]
1	Class I shares are not offered in the Prospectus. Class IS shares of the Fund had not commenced investment operations as of December 31, 2020. Class IS shares would have similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. Return information for the Fund’s Class IS shares will be shown in future prospectuses offering the Fund’s Class IS shares after the Fund’s Class IS shares have a full calendar year of return information to report.
2	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
3	The MSCI All Country World Net Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
4	Since Inception reflects the inception date of Class I.
5	The Lipper Global Multi-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. There are currently 30 funds represented in this index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s Class IS shares will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Insight Portfolio (Con’t)

Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Portfolio Managers. The Fund is managed by members of Counterpoint Global. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Dennis P. Lynch	Managing Director	December 2010
Sam G. Chainani	Managing Director	December 2010
Jason C. Yeung	Managing Director	December 2010
Armistead B. Nash	Managing Director	December 2010
David S. Cohen	Managing Director	December 2010
Alexander T. Norton	Executive Director	December 2010
Purchase and Sale of Fund Shares
To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Fund

Global Insight Portfolio

Investment Objective
The Global Insight Portfolio seeks long-term capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in established and emerging companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Net Index.
Process
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser typically invests in unique companies it believes have sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The Adviser actively integrates sustainability into the investment process by using environmental, social and governance (“ESG”) factors as a lens for additional fundamental research, which can contribute to investment decision-making. The Adviser seeks to understand how environmental and social initiatives within companies can create value by strengthening durable competitive advantages, creating growth opportunities, driving profitability and/or aligning with secular growth trends. The Adviser generally engages with company management teams to discuss their ESG practices, with the aim of identifying how sustainability themes present opportunities and risks that can be material to the value of the security over the long-term. Other aspects of the investment process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment on long-term value creation. The Adviser does not treat ESG as a deterministic, reductive screen, nor as a portfolio construction tool layered on top of a passive vehicle.
The Fund may invest in foreign securities, which may include emerging market securities. Under normal market conditions, the Fund typically invests at least 40% of its total assets in the securities of issuers located outside of the United States, unless the Adviser determines, in its sole discretion, that conditions are not favorable. If the Adviser determines that conditions are not favorable, the Fund may invest under 40% of its total assets in the securities of issuers located outside the United States, provided that the Fund will not invest less than 30% of its total assets in such securities except for temporary defensive purposes. In addition, under normal market conditions, the Fund invests in the securities of issuers from at least three different countries, which may include the United States.
The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.
Derivative instruments used by the Fund will be counted toward the Fund’s exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks

This section discusses additional information relating to the Fund’s investment strategies, other types of investments that the Fund may make and related risk factors. The Fund’s investment practices and limitations are also described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in the Fund, including those described below, could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.
Equity Securities
Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, shares of investment companies, limited partnership interests and other specialty securities having equity features. The Fund may invest in equity securities that are publicly traded on securities exchanges or over-the-counter (“OTC”) or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to value or sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed-income securities.
A depositary receipt is generally issued by a bank or financial institution and represents the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to other comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
Market and Geopolitical Risk
The value of your investment in the Fund is based on the values of the Fund’s investments. These values change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose the Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect the Fund’s operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact the Fund’s ability to sell securities to meet redemptions.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent

Morgan Stanley Institutional Fund, Inc Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations.
Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price, exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Certain countries and regulatory bodies use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest rates, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent the Fund holds a debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment.
ESG Investment Risk
The Fund’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Fund’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Fund’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be difficult if data about a particular company is limited. A company’s ESG practices or the Adviser’s assessment of such may change over time.
Small and Mid Cap Companies
The Fund’s investments in small and mid cap companies carry more risk than investments in larger companies. While some of the Fund’s holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the OTC market. The low market liquidity of these securities may have an adverse impact on the Fund’s ability to sell certain securities at favorable prices and may also make it difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s securities. Investing in lesser-known, small and mid cap companies involves greater risk of volatility of the Fund’s net asset value (“NAV”) than is customarily associated with larger, more established companies. In addition, at times, small and mid cap growth-oriented equity securities may underperform relative to the overall market. Growth stocks may trade at higher multiples of current earnings compared to other styles of investing (e.g., “value”), leading to inflated prices and thus potentially greater declines in value. Often small and mid cap companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.
Foreign Investing
To the extent that the Fund invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Fund’s securities, including underlying securities represented by depositary receipts, may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. These risks may be intensified for the Fund’s investments in securities of issuers located in emerging market or developing countries.
Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect the Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, companies, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by less stringent investor protections and disclosure standards, and governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Moreover, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the United States, or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.
Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund.
Emerging Market Securities
The Fund may invest in emerging market or developing countries, which are countries that major international financial institutions generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.
Foreign Currency
Investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar or other applicable foreign currency. Since the Fund may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Fund’s assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that

Morgan Stanley Institutional Fund, Inc Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

currency. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.
Foreign Currency Forward Exchange Contracts
In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
Investments in foreign currency forward exchange contracts may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. The Adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the Fund’s investment objectives, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolios. Investing in foreign currency forward exchange contracts for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.
REITs and Foreign Real Estate Companies
Investing in real estate investment trusts (“REITs”) and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and foreign real estate companies are organized and operated. REITs and foreign real estate companies generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs and foreign real estate companies requires specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. Individual REITs and foreign real estate companies may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation.
REITs also must satisfy specific requirements of the Code in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when the Fund invests in REITs and foreign real estate companies.
Derivatives
The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivative instruments used by the Fund will be counted towards the Fund’s exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.
Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.
The derivative instruments and techniques that the Fund may use include:
Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.
Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract, on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, swap, foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
Investments in foreign currency options may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. There is a risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other applicable foreign currency. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.
Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing the Fund’s investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.
Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Morgan Stanley Institutional Fund, Inc Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

CFDs. A contract for difference (“CFD”) is a privately-negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.
Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.
Exchange-Traded Funds
The Fund may invest in exchange-traded funds (“ETFs”). ETFs seek to track the performance of various portions or segments of the equity and fixed-income markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Fund. Therefore, as a shareholder in an ETF, the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. Further, certain ETFs in which the Fund may invest are leveraged. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Leveraged ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods. Furthermore, disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs.
Liquidity
The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.
Private Placements and Restricted Securities
The Fund’s investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.
Special Purpose Acquisition Companies
A special purpose acquisition company (“SPAC”) is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Typically, the acquisition target is an existing privately held company that wants to trade publicly, which it accomplishes through a combination with a SPAC rather than by conducting a traditional initial public offering (“IPO”). SPACs and similar entities are blank check companies and do not have any operating history or ongoing business other than seeking acquisitions. The long term value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

An investment in a SPAC is subject to the risks that any proposed acquisition or merger may not obtain the requisite approval of SPAC shareholders, may require governmental or other approvals that it fails to obtain or that an acquisition or merger, once effected, may prove unsuccessful and lose value. In addition, among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears or in the event that attractive acquisition or merger targets become scarce.
An investment in a SPAC is also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. The value of investments in SPACs may be highly volatile and may depreciate over time. In addition, investments in SPACs may be subject to the same risks as investing in any initial public offering, including the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer. In addition, the market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. Although some IPOs may produce high returns, such returns are not typical and may not be sustainable. Certain investments in SPACs are privately placed securities and are also subject to the risks of such securities.
Sector Risk
The Fund may, from time to time, invest more heavily in companies in a particular economic sector or sectors. Economic or regulatory changes adversely affecting such sectors may have more of an impact on the Fund’s performance than if the Fund held a broader range of investments.
Large Shareholder Transactions Risk
The Fund may experience adverse effects when certain shareholders purchase or redeem large amounts of shares of the Fund. Such larger than normal redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.
Investment Discretion
In pursuing the Fund’s investment objectives, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.
Temporary Defensive Investments
When the Adviser believes that changes in market, economic, political or other conditions warrant, the Fund may invest without limit in cash, cash equivalents or other fixed-income securities for temporary defensive purposes that may be inconsistent with the Fund’s principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.
Portfolio Turnover
Consistent with its investment policies, the Fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Fund to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Fund may engage in frequent trading of securities to achieve its investment objective.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Management

Fund Management

Adviser
Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser, which is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2021, the Adviser, together with its affiliated asset management companies, had approximately $1.4 trillion in assets under management or supervision.
A discussion regarding the Board of Directors’ approval of the Investment Advisory Agreement is available in the Fund’s Semi-Annual Report to Shareholders for the period ended June 30, 2020.
Advisory Fees
For the fiscal year ended December 31, 2020, the Adviser received a fee for advisory services (net of fee waivers, if applicable) in an amount equal to 0.79% of the Fund’s average daily net assets.
The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of Class IS of the Fund to exceed 0.95% of average daily net assets for Class IS. In determining the actual amount of fee waiver and/or expense reimbursement for the Fund, if any, the Adviser excludes from total annual operating expenses, acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for the Fund will continue for at least one year from the date of this Prospectus or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Adviser may make additional voluntary fee waivers and/or expense reimbursements. The Adviser may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.
The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s actual expenses may be different than the expenses listed in the Fund’s fee and expense table based upon the extent and amount of a fee waiver and/or expense reimbursement.
Portfolio Management
The Fund is managed by members of Counterpoint Global. Counterpoint Global consists of portfolio managers and analysts. Current members of Counterpoint Global jointly and primarily responsible for the day-to-day management of the Fund are Dennis P. Lynch, Sam G. Chainani, Jason C. Yeung, Armistead B. Nash, David S. Cohen and Alexander T. Norton.
Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996. Messrs. Yeung and Nash have been associated with the Adviser in an investment management capacity since 2002. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000.
Mr. Lynch is the lead portfolio manager of the Fund. Messrs. Chainani, Yeung, Nash, Cohen and Norton are co-portfolio managers. Members of Counterpoint Global collaborate to manage the assets of the Fund.
The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.
The composition of Counterpoint Global may change from time to time.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information

Share Class Arrangements
This Prospectus offers Class IS shares of the Fund. The Company currently also offers investors Class I, Class A and Class C shares of the Fund through a separate prospectus. Class IS shares are not subject to a sales charge and are not subject to a distribution and/or shareholder service (12b-1) fee. In addition, no sub-accounting or other similar fees, or any finder’s fee payments are charged or paid on Class IS shares. The Class L shares of the Fund are currently closed to all investors except in the limited circumstances set forth in a separate prospectus.
Minimum Investment Amounts
Class IS shares are offered only to eligible investors meeting certain minimum investment requirements. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. Initial omnibus trades of $10 million or more shall be accepted from certain platforms, including (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10 million minimum initial investment amount may be waived for Fund shares purchased by or through: (1) certain registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.
If the value of your account falls below the applicable minimum initial investment amount for a class of shares of the Fund as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions.
The Adviser, in its sole discretion, may waive a minimum initial investment amount in certain cases.
Distribution of Fund Shares
Morgan Stanley Distribution, Inc. is the exclusive distributor of the shares of the Fund. The Distributor receives no compensation from the Fund for distributing Class IS shares of the Fund.
The Adviser and/or Distributor may pay compensation to Financial Intermediaries in connection with the sale, distribution, marketing and retention of the Fund’s shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the NAV of the Fund. For more information, please see the Company’s SAI.
About Net Asset Value
The NAV of a class of shares of the Fund is determined by dividing the total of the value of the Fund’s investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Fund. In making this calculation, the Fund generally values its portfolio securities and other assets at market price. When no market quotations are readily available for a security or other asset, including circumstances under which the Adviser determines that a market quotation is not accurate, fair value for the security or other asset will be determined in good faith using methods approved by the Company’s Board of Directors.
In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Company’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development that is likely to have changed the value of the security. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Fund invests in open-end management companies (other than ETFs) that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s NAV is calculated based in relevant part upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.
Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset is materially different than the value that could be realized upon the sale of that security or other asset. With respect to securities that are primarily listed on foreign exchanges, the values of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. The NAV of the Fund (excluding any applicable sales charges) is based on the value of the Fund’s portfolio securities or other assets. Although the assets of each class are invested in the same portfolio of securities or other assets, the NAV of each class will differ because the classes have different class specific expenses.
The Fund’s NAV per share is subject to various investment and other risks. Please refer to the “Additional Information About the Fund’s Investment Strategies and Related Risks” and “The Fund’s Investments and Strategies” sections of the Prospectus and SAI, respectively, for more information regarding risks associated with an investment in the Fund.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Pricing of Fund Shares
You may buy or sell (redeem) shares of the Fund at the NAV next determined for the class after receipt of your order in good order, plus any applicable sales charge. The Company determines the NAV for the Fund as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business (the “Pricing Time”). Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when the Fund does not price its shares. Therefore, to the extent, if any, that the Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.
Portfolio Holdings
A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Company’s SAI.
How To Purchase Fund Shares
You may purchase shares of the Fund on each day that the Fund is open for business by contacting your Financial Intermediary or directly from the Fund.
Purchasing Shares Through a Financial Intermediary
You may open a new account and purchase shares of the Fund through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in shares of the Fund. Investors purchasing or selling shares of the Fund through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing shares of the Fund through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.
With respect to sales through Financial Intermediaries, no offers or sales of Fund shares may be made in any foreign jurisdiction, except with the consent of the Distributor.
Purchasing Shares Directly From the Fund
Initial Purchase by Mail
You may open a new account, subject to acceptance by the Fund, and purchase shares of the Fund by completing and signing a New Account Application provided by DST Asset Manager Solutions, Inc. (“DST”), the Company’s transfer agent, which you can obtain by calling DST at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.
Please note that payments to investors who redeem shares of the Fund purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing shares of the Fund by wire.
Initial Purchase by Wire
You may purchase shares of the Fund by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the “Custodian”). You must forward a completed New Account Application to DST in advance of the wire by following the instructions under “Initial Purchase by Mail.” You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Fund Name, Account Number, Account Name)
Additional Investments
You may purchase additional shares of the Fund for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from the Fund, you should write a “letter of instruction” that includes

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

your account name, account number, the Fund name and the class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under “Initial Purchase by Mail.” You may also purchase additional shares of the Fund by wire by following the instructions under “Initial Purchase by Wire.”
Conversion Features
The Adviser may in its sole discretion permit a conversion of one share class to another share class of the Fund in certain other circumstances, provided that the Fund’s eligibility requirements are met, and subject to the shareholder’s consent. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge.
A conversion of shares of one class directly for shares of another class of the Fund normally should not be taxable for federal income tax purposes.
Please ask your financial advisor if you are eligible for converting a class of shares pursuant to these conversion features. A conversion feature’s availability will be subject to the applicable classes being offered on a Financial Intermediary’s platform. Shareholders should carefully review information in this Prospectus regarding share class features, including conversions and exchanges, or contact their financial advisor for more information. You should talk to your tax advisor before making a conversion.
General
Shares of the Fund may, in the Fund’s discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value, taking into account any applicable sales charge.
To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Company has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.
When you buy Fund shares, the shares will be purchased at the next share price calculated (plus any applicable sales charge) after we receive your purchase order in good order. Purchase orders not received in good order prior to Pricing Time will be executed at the NAV next determined after the purchase order is received in good order. Certain institutional investors and financial institutions have entered into arrangements with the Fund, the Adviser and/or the Distributor pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares up to three days after the purchase order is placed, depending on the arrangement. We reserve the right to reject any order for the purchase of Fund shares for any reason.
The Company may suspend the offering of shares, or any class of shares, of the Fund or reject any purchase orders when we think it is in the best interest of the Fund.
Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. See “Frequent Purchases and Redemptions of Shares.”
How To Redeem Fund Shares
You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem shares of the Fund by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of the Fund will be redeemed at the NAV next determined after we receive your redemption request in good order and will be reduced by the amount of any applicable CDSC.
Redemptions by Letter
Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.
To be in good order, redemption requests must include the following documentation:
(a) A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Fund and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;

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Shareholder Information (Con’t)

(b) Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and
(c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.
Redemptions by Telephone
You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling DST to opt out of such privileges. You may request a redemption of shares of the Fund by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares of the Fund by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, DST or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach DST by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by DST between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact DST at 1-800-548-7786.
Systematic Withdrawal Plan
If your investment in all of the Morgan Stanley Funds (as defined below) has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund’s balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances.
To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free (800) 548-7786. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund “distributions,” and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
Redemption Proceeds
The Fund typically expects to pay redemption proceeds to you within two business days following receipt of your redemption request for those payments made to your brokerage account held with a Financial Intermediary. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to pay redemption proceeds by check or by wire to you within one business day, following receipt of your redemption request; however, in all cases, it may take up to seven calendar days to pay redemption proceeds. However, if you purchased shares of the Fund by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.
The Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, the Fund also reserves the right to use borrowings to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.
If we determine that it is in the best interest of the Company or the Fund not to pay redemption proceeds in cash, we may distribute to you securities held by the Fund. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. If the Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.
Exchange Privilege
You may exchange shares of any class of the Fund for the same class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a “Morgan Stanley Multi-Class Fund”), if available, without the imposition of an exchange fee. In addition, you may exchange shares of any class of the Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a “Morgan Stanley Money Market Fund” and, together with the Morgan Stanley Multi-Class Funds, the “Morgan Stanley Funds”), if available, without the imposition of an exchange fee. Exchanges are effected based on the respective NAVs of the applicable Morgan

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Shareholder Information (Con’t)

Stanley Fund (subject to any applicable redemption fee) and in accordance with the eligibility requirements of such Fund. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. Prospectuses are also available on our Internet site at www.morganstanley.com/im. If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary for more information regarding the exchange privilege and to determine which Morgan Stanley Funds are available for exchange.
The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investing. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are generally not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.
You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Company’s transfer agent, DST, by mail to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.
You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. For direct accounts, the check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange from a non-money market fund. If you are investing through a financial advisor, check with your advisor regarding the availability of check writing privileges. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.
If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the “Taxes” section and consult your own tax professional about the tax consequences of an exchange.
Frequent Purchases and Redemptions of Shares
Frequent purchases and redemptions of shares by Fund shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of the Fund, which may include, among other things, diluting the value of the Fund’s shares held by long-term shareholders, interfering with the efficient management of the Fund, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.
In addition, the Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s securities trade and the time the Fund’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Fund shareholders.
Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.
The Company discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Company’s Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.
The Company’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Shareholder Information—How To Purchase Fund Shares,” “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares,” “Shareholder Information—General,” “Shareholder Information—How To Redeem Fund Shares” and “Shareholder Information—Exchange Privilege” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Company’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Company (i) has requested assurance that such Financial Intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial

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Shareholder Information (Con’t)

Intermediaries to agree to cooperate in enforcing the Company’s policies (or, upon prior written approval only, a Financial Intermediary’s own policies) with respect to frequent purchases, redemptions and exchanges of Fund shares.
With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Company relies on the Financial Intermediary to monitor frequent short-term trading within the Fund by the Financial Intermediary’s customers and to collect the Fund’s redemption fee, as applicable, from its customers. However, the Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.
Dividends and Distributions
The Fund’s policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.
The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.
Taxes
The dividends and distributions you receive from the Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends paid by the Fund that are attributable to “qualified dividends” received by the Fund may be taxed at reduced rates to individual shareholders (either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts), if certain requirements are met by the Fund and the shareholders. “Qualified dividends” include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States, but not including passive foreign investment companies). Dividends paid by the Fund not attributable to “qualified dividends” received by the Fund, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. The maximum individual rate applicable to long-term capital gains (including capital gain dividends received from the Fund) is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The Fund may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.
If certain holding period requirements are met, corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by the Fund from U.S. corporations.
If you redeem shares of the Fund, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of the Fund for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.
If you buy shares of the Fund before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares).
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by the Fund of investment income and short-term capital gains.
The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.
The Fund (or its administrative agent) is required to report to the U.S. Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Fund will use

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.
The Fund may be required to withhold U.S. federal income tax (currently, at a rate of 24%) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the Fund with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The 24% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.
Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
Material Nonpublic Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for the Fund in the absence of a wall crossing).
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.
Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of,

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Shareholder Information (Con’t)

additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of the Fund.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Investment Advisers Act of 1940, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

The Company currently consists of the following funds:
U.S. Equity
Advantage Portfolio
Growth Portfolio
Inception Portfolio
Permanence Portfolio*
US Core Portfolio*
Global and International Equity
Active International Allocation Portfolio
Asia Opportunity Portfolio*
China Equity Portfolio*
Counterpoint Global Portfolio*
Developing Opportunity Portfolio*
Emerging Markets Leaders Portfolio*
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio*
Frontier Markets Portfolio
Global Concentrated Portfolio*
Global Core Portfolio*
Global Endurance Portfolio*
Global Franchise Portfolio
Global Insight Portfolio
Global Opportunity Portfolio
Global Permanence Portfolio*
Global Sustain Portfolio
International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
Fixed Income
Emerging Markets Fixed Income Opportunities Portfolio
Listed Real Asset
Global Infrastructure Portfolio
Global Real Estate Portfolio
Real Assets Portfolio*
U.S. Real Estate Portfolio
The Company has suspended offering Class L shares of each fund to all investors.

* The Asia Opportunity, China Equity, Counterpoint Global, Developing Opportunity, Emerging Markets Leaders, Emerging Markets Small Cap, Global Concentrated, Global Core, Global Endurance, Global Permanence, Permanence, Real Assets and US Core Portfolios do not offer Class L shares.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Financial Highlights

The financial highlights table that follows is intended to help you understand the financial performance of the Fund. Because Class IS shares have not commenced operations as of the date of this Prospectus, financial highlights for Class I shares are shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
The ratios of expenses to average net assets listed in the table below for Class I shares of the Fund are based on the average net assets of the Fund for each of the periods listed in the table. To the extent that the Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.
The information below has been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Ernst & Young LLP’s report, along with the Fund’s financial statements, are incorporated by reference into the Fund’s SAI. The Annual Report to Shareholders (which includes the Fund’s financial statements) and SAI are available at no cost from the Company at the toll-free number noted on the back cover to this Prospectus.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Insight Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$17.96	$13.96	$15.43	$12.12	$12.36
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.24)	(0.02)	(0.03)	(0.03)	0.00 (3)
Net Realized and Unrealized Gain (Loss)	17.29	4.41	(0.80)	5.07	0.02
Total from Investment Operations	17.05	4.39	(0.83)	5.04	0.02
Distributions from and/or in Excess of:
Net Realized Gain	(1.18)	(0.39)	(0.64)	(1.73)	(0.26)
Net Asset Value, End of Period	$33.83	$17.96	$13.96	$15.43	$12.12
Total Return(4)	94.98%	31.49%	(5.75)%	41.56%	0.21%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$314,038	$87,595	$60,271	$7,005	$3,229
Ratio of Expenses Before Expense Limitation	N/A	1.21%	1.82%	3.67%	3.82%
Ratio of Expenses After Expense Limitation	1.09% (5)	1.09% (5)	1.09% (5)	1.09% (5)	1.09% (5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	1.09% (5)	N/A	N/A	N/A
Ratio of Net Investment Income (Loss)	(0.94)% (5)	(0.11)% (5)	(0.19)% (5)	(0.19)% (5)	0.04% (5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	85%	95%	130%	103%	90%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

Where to Find Additional Information
In addition to this Prospectus, the Funds have an SAI, dated June 11, 2021 (as may be supplemented from time to time), which contains additional, more detailed information about the Company and the Funds. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.
The Company publishes Shareholder Reports that contain additional information about the Fund’s investments. In the Fund’s Annual Report to Shareholders you will find a discussion of the market conditions and the investment strategies that significantly affected the Fund’s performance during the last fiscal year. For additional Company information, including information regarding the investments comprising the Fund, please call the toll-free number below.
You may obtain the SAI and Shareholder Reports without charge by contacting the Company at the toll-free number below or on our Internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.
Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Morgan Stanley Institutional Fund, Inc.
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804
For Shareholder Inquiries,
call toll-free 1-800-548-7786.
Prices and Investment Results are available at www.morganstanley.com/im.
The Company’s 1940 Act registration number is 811-05624.

© 2021 Morgan Stanley.

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